Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2015
Significant Accounting Policies
Changes in warranty liabilities
Standard Warranty Liability

($ in millions)
	2015	2014
Balance at January 1	$197	$376
Current period accruals	173	240
Accrual adjustments to reflect experience*	7	(120)
Changes incurred	(196)	(298)
Balance at December 31	$181	$197

* Includes an adjustment of $(125 million) in 2014 related to the System x business divestiture.

Extended Warranty Liability (Deferred Income)

($ in millions)
	2015	2014
Balance at January 1	$536	$579
Revenue deferred for new extended warranty contracts	286	298
Amortization of deferred revenue*	(253)	(316)
Other**	(31)	(24)
Balance at December 31	$538	$536
Current portion	$238	$254
Noncurrent portion	300	282

* Includes an adjustment of $(21 million) in 2014 related to the System x business divestiture.
** Other consists primarily of foreign currency translation adjustments.